UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Home Point Capital Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 Old Earhart Road, Suite 250 Ann Arbor, Michigan	48105
(Address of Principal Executive Office)	(Zip Code)
(888) 616-6866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	NASDAQ (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2023, Home Point Capital Inc., a Delaware corporation (the “Company”), announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”) with Mr. Cooper Group Inc., a Delaware corporation (“Parent”), and Heisman Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Acquisition Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Acquisition Sub to commence a tender offer (as it may be extended, amended or supplemented from time to time, the “Offer”), to acquire all of the outstanding shares of common stock, par value $0.0000000072 per share, of the Company (the “Shares”), other than certain excluded shares, for $2.33 per Share, net to the seller in cash, without interest thereon (the “Offer Price”), and subject to any required withholding, upon the terms and subject to the conditions of the Merger Agreement.

The Offer will initially remain open for a minimum of 21 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any condition to the Offer (other than any conditions that by their nature are to be satisfied at the expiration of the Offer, but subject to such conditions remaining capable of being satisfied) has not been satisfied and has not been waived by Parent or Acquisition Sub (to the extent waivable), Acquisition Sub may, in its discretion, and Parent may cause Acquisition Sub to, extend the Offer in accordance with the terms of the Merger Agreement to permit the satisfaction of all Offer conditions. In addition, if at any scheduled expiration time of the Offer certain regulatory approvals have not been obtained, Acquisition Sub will extend the Offer in accordance with the terms of the Merger Agreement to permit the satisfaction of all Offer conditions. The obligation of Acquisition Sub to consummate the Offer is subject to the satisfaction or waiver of conditions, including, among others, (i) there being validly tendered and not validly withdrawn a number of Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its affiliates, represent at least one more Share than 50% of the sum of the total number of Shares outstanding at the time of the expiration of the Offer and the Shares that the Company would be required to issue upon conversion, settlement, exchange or exercise of all options, warrants, rights or other convertible securities outstanding at the time of the expiration of the Offer (the “Minimum Condition”); (ii) any waiting period applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or otherwise been terminated; (iii) certain other regulatory approvals being obtained and regulatory notices having been delivered; (iv) the absence of any law or order by any governmental authority of competent jurisdiction prohibiting, restricting, enjoining or otherwise making illegal the consummation of the Offer or the Merger; (v) the Merger Agreement not having been terminated in accordance with its terms (the “Termination Condition”); and (vi) other customary conditions set forth in Exhibit A to the Merger Agreement. The Minimum Condition and the Termination Condition may not be waived by Parent or Acquisition Sub. In connection with the transactions contemplated by the Merger Agreement and as a condition to the expiration of the Offer, a subsidiary of the Company will sell certain mortgage servicing rights to a subsidiary of Parent two business days prior to the expiration date of the Offer.

Following the consummation of the Offer, subject to the terms and conditions of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent in accordance with the DGCL. At the effective time of the Merger (the “Effective Time”), each Share that is not (i) validly tendered and irrevocably accepted for purchase pursuant to the Offer, (ii) held by a stockholder who is entitled to, and have properly exercised and perfected their demand for, appraisal rights under Section 262 of the DGCL, or (iii) held by Parent, Acquisition Sub, or any other direct or indirect wholly owned subsidiary of Parent, will be thereupon converted into the right to receive the Offer Price (the “Merger Consideration”), on the terms and subject to the conditions set forth in the Merger Agreement.

Each of the Company’s stock options (the “Options”) that is outstanding and vested as of immediately prior to the Effective Time shall automatically and without any required action on the part of the holder thereof be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of (1) the Merger Consideration over (2) the per-share exercise price for such Option multiplied by (y) the total number of Shares underlying such Option. Each Option that is unvested as of immediately prior to the Effective Time and subject solely to time-based vesting conditions shall automatically and without any required action on the part of the holder thereof, vest and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of (1) the Merger Consideration over (2) the per-share exercise price for such Option multiplied by (y) the total number of Shares underlying such Option. Each Option that is unvested as of immediately prior to the Effective Time and subject to performance-based vesting conditions shall automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of (1) the Merger Consideration over (2) the per-share exercise price for such Option multiplied by (y) the total number of Shares underlying such Option (with such number, if any, determined in accordance with the terms of the Company equity plan and applicable Option award agreement, as determined by the board of directors of the Company (the “Board”) or a committee thereof after consultation with Parent prior to the Effective Time). In each case, if the exercise price per Share of such Option is equal to or greater than the Merger Consideration, such Option shall be cancelled without any cash payment or other consideration being made in respect thereof.

The portion of each of the Company’s restricted stock unit awards (the “RSUs”) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of Shares underlying such RSU (including any Shares in respect of dividend equivalent units credited thereon) multiplied by (ii) the Merger Consideration.

The portion of each of the Company’s performance stock unit awards (the “PSU”) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of Shares underlying such PSU (with such number determined in accordance with the terms of the Company equity plan and applicable award agreements, as determined by the Board or a committee thereof after consultation with Parent prior to the Effective Time) (including any Shares in respect of dividend equivalent units credited thereon) multiplied by (ii) the Merger Consideration.

The Merger Agreement includes representations, warranties and covenants of the Company, Parent and Acquisition Sub customary for a transaction of this nature. The Company will also use reasonable best efforts to conduct its business in the ordinary course of business prior to the Effective Time.

The Company has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may, under certain circumstances, provide information to and participate in discussions or negotiations with third parties with respect to a bona fide written alternative acquisition proposal that the Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement).

    The Merger Agreement also contains termination provisions for both the Company and Parent, including termination if the Offer has not been consummated by May 10, 2024, if the transactions contemplated by the Merger Agreement are permanently prohibited pursuant to law or order or by one party if the other party breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in the Merger Agreement, subject to certain materiality thresholds. Under certain circumstances in which the Merger Agreement is terminated, the Company will pay Parent a termination fee of approximately $9.7 million. The parties to the Merger Agreement are also entitled to specifically enforce the terms and provisions of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Acquisition Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Acquisition Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Acquisition Sub in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

On May 10, 2023, Home Point Financial Corporation, a New Jersey corporation and a wholly owned subsidiary of the Company (“MSR Seller”), entered into the Agreement for the Bulk Purchase and Sale of Mortgage Servicing Rights (the “MSR Sale Agreement”) with Nationstar Mortgage LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“MSR Purchaser”), and solely for the purposes set forth in the MSR Sale Agreement, Parent. Pursuant to the MSR Sale Agreement, the MSR Seller has agreed to sell, and MSR Purchaser has agreed to purchase, certain mortgage servicing rights held by the MSR Seller two business days prior to the expiration date of the Offer.

Tender and Support Agreement

On May 10, 2023, in connection with the execution and delivery of the Merger Agreement, Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P. and Trident VI Professionals Fund, L.P., each in its individual capacity as a stockholder of the Company (collectively, the “Principal Stockholders”), entered into a tender and support agreement (the “Tender and Support Agreement”) with the Company and Parent, pursuant to which each Principal Stockholder agreed, among other things, (i) to tender all of its Shares to Acquisition Sub in the Offer, subject to certain exceptions (including the valid termination of the Merger Agreement), (ii) to vote against other proposals to acquire the Company and in favor of the adoption of the Merger Agreement and (iii) certain other restrictions on its ability to take actions with respect to the Company and its Shares. The Principal Stockholders beneficially own approximately 92% of the outstanding Shares as of May 10, 2023.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in all respects by reference to the Tender and Support Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Additional Information and Where to Find It

The Offer referenced in this filing has not yet commenced. This filing is for information purposes only and is neither an offer to buy nor a solicitation of an offer to sell any securities of the Company, nor is it a substitute for the Offer materials that Acquisition Sub will file with the SEC upon commencement of the Offer. The solicitation of an offer to sell and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Acquisition Sub, a wholly owned subsidiary of Parent, intends to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

Stockholders and investors are strongly advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and any amendments or supplements thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related offer materials with respect to the Offer and the Merger, free of charge at the SEC’s website at www.sec.gov or from the information agent that will be named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “SEC Filings” section of the Company’s website at https://investors.homepoint.com.

Cautionary Statement Regarding Forward-Looking Statements

This document and the exhibits hereto contain certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the acquisition of the Company by Parent and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements.

Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks and uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Such forward-looking statements include those relating to the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) uncertainty surrounding the number of shares of the Company’s common stock that will be tendered in the Offer; (iii) the risk of legal proceedings that may be instituted related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility any or all of the that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; and (vii) the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners. The Company’s stockholders and investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those listed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. The Company’s stockholders and investors are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update or revise publicly these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of May 10, 2023, by and among Home Point Capital Inc., Heisman Merger Sub, Inc. and Mr. Cooper Group Inc.
10.1
Tender and Support Agreement, dated as of May 10, 2023, by and among Home Point Capital Inc., Mr. Cooper Group Inc., Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P. and Trident VI Professionals Fund, L.P.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: May 11, 2023

	By:	/s/ William A. Newman

	Name:	William A. Newman
	Title:	President and Chief Executive Officer